UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 3, 2006

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02(b)         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On May 3, 2006, D. Linn Wiley, President, Chief Executive Officer and a director of CVB Financial Corp. (the “Company”) formally advised the Board of Directors of the Company that he intends to retire as President and Chief Executive Officer of the Company and its subsidiary Citizens Business Bank on December 31, 2006 assuming a suitable successor has been selected prior to such time. Mr. Wiley plans to remain as a director of the Company at the pleasure of the Company's shareholders.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: May 5, 2006	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer